EXHIBIT 99.1

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Accrued Interest Date:                                Collection Period Ending:
29-Apr-03                                                            30-Apr-03

Distribution Date:          BMW VEHICLE OWNER TRUST 2003-A             Period #
                            ------------------------------
27-May-03                                                                     1

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Balances
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
                                                                              Initial        Period End
     Receivables                                                       $1,643,640,298    $1,584,831,506
     Reserve Account                                                      $12,327,302       $16,452,470
     Yield Supplement Overcollateralization                                $9,034,825        $8,720,646
     Class A-1 Notes                                                     $380,000,000      $321,505,388
     Class A-2 Notes                                                     $455,000,000      $455,000,000
     Class A-3 Notes                                                     $470,000,000      $470,000,000
     Class A-4 Notes                                                     $296,913,000      $296,913,000
     Class B Notes                                                        $32,692,000       $32,692,000

Current Collection Period
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     Beginning Receivables Outstanding                                 $1,643,640,298
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $33,928,635
           Receipts of Pre-Paid Principal                                 $24,880,157
           Liquidation Proceeds                                                    $0
           Principal Balance Allocable to Gross Charge-offs                        $0
        Total Receipts of Principal                                       $58,808,792

        Interest Distribution Amount
           Receipts of Interest                                            $7,067,906
           Servicer Advances                                                 $207,471
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                              $0
           Net Investment Earnings                                               $571
        Total Receipts of Interest                                         $7,275,948

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $66,084,739

     Ending Receivables Outstanding                                    $1,584,831,506

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                       $0
     Current Period Servicer Advance                                         $207,471
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                   $207,471

Collection Account
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     Deposits to Collection Account                                       $66,084,739
     Withdrawals from Collection Account
        Servicing Fees                                                     $1,369,700
        Class A Noteholder Interest Distribution                           $2,026,079
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                              $69,180
        Regular Principal Distribution                                    $58,494,612
        Reserve Account Deposit                                            $4,125,168
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                         $0
     Total Distributions from Collection Account                          $66,084,739

Accrued Interest Date:                                Collection Period Ending:
29-Apr-03                                                            30-Apr-03

Distribution Date:          BMW VEHICLE OWNER TRUST 2003-A             Period #
                            ------------------------------
27-May-03                                                                     1

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Excess Funds Released to the Depositor
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        Release from Reserve Account                                               $0
        Release from Collection Account                                            $0
     Total Excess Funds Released to the Depositor                                  $0

Note Distribution Account
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     Amount Deposited from the Collection Account                         $60,589,871
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $60,589,871

Distributions
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     Monthly Principal Distributable Amount                           Current Payment    Ending Balance Per $1,000        Factor
     Class A-1 Notes                                                      $58,494,612      $321,505,388    $153.93        84.61%
     Class A-2 Notes                                                               $0      $455,000,000      $0.00       100.00%
     Class A-3 Notes                                                               $0      $470,000,000      $0.00       100.00%
     Class A-4 Notes                                                               $0      $296,913,000      $0.00       100.00%
     Class B Notes                                                                 $0       $32,692,000      $0.00       100.00%

     Interest Distributable Amount                                    Current Payment        Per $1,000
     Class A-1 Notes                                                         $348,544             $0.92
     Class A-2 Notes                                                         $476,486             $1.05
     Class A-3 Notes                                                         $658,522             $1.40
     Class A-4 Notes                                                         $542,526             $1.83
     Class B Notes                                                            $69,180             $2.12



Carryover Shortfalls
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                                                                Prior Period Carryover  Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-2 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-3 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-4 Interest Carryover Shortfall                                        $0                $0         $0
     Class B Interest Carryover Shortfall                                          $0                $0         $0


Receivables Data
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                                                                     Beginning Period     Ending Period
     Number of Contracts                                                       72,311            70,967
     Weighted Average Remaining Term                                            51.50             50.67
     Weighted Average Annual Percentage Rate                                    5.47%             5.45%

     Delinquencies Aging Profile End of Period                          Dollar Amount        Percentage
        Current                                                        $1,467,722,152            92.61%
        1-29 days                                                        $107,831,434             6.80%
        30-59 days                                                         $9,199,344             0.58%
        60-89 days                                                            $34,036             0.00%
        90-119 days                                                           $44,540             0.00%
        120-149 days                                                               $0             0.00%
        Total                                                          $1,584,831,506           100.00%
        Delinquent Receivables +30 days past due                           $9,277,920             0.59%

Accrued Interest Date:                                Collection Period Ending:
29-Apr-03                                                            30-Apr-03

Distribution Date:          BMW VEHICLE OWNER TRUST 2003-A             Period #
                            ------------------------------
27-May-03                                                                     1

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     Write-offs
        Gross Principal Write-Offs for Current Period                              $0
        Recoveries for Current Period                                              $0
        Net Write-Offs for Current Period                                          $0

        Cumulative Realized Losses                                                 $0


     Repossessions                                                      Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance                           $0                 0
        Ending Period Repossessed Receivables Balance                        $196,446                 7
        Principal Balance of 90+ Day Repossessed Vehicles                          $0                 0



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                      $9,034,825
     Beginning Period Amount                                               $9,034,825
     Ending Period Required Amount                                         $8,720,646
     Current Period Release                                                  $314,179
     Ending Period Amount                                                  $8,720,646
     Next Distribution Date Required Amount                                $8,411,835

Reserve Account
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     Beginning Period Required Amount                                     $12,327,302
     Beginning Period Amount                                              $12,327,302
     Net Investment Earnings                                                     $571
     Current Period Deposit                                                $4,125,168
     Current Period Release to Collection Account                                  $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                        $27,734,551
     Ending Period Amount                                                 $16,452,470


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